UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

United Western Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Colorado	0-21231	84-1233716
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 595-9898

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

See Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective September 30, 2009, United Western Bancorp, Inc. (the “Company”) entered into an Amendment to Credit Agreement (the “Amendment”) to that certain Credit Agreement dated as of June 29, 2007, as amended by those certain Amendments to Credit Agreement dated June 30, 2008 and June 29, 2009 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”).

Pursuant to the terms of the Amendment, Chase approved an amendment to the Company’s existing line of credit facility of up to $30 million, reducing such facility to one not to exceed (a) $25 million in aggregate principal amount outstanding at any one time from September 30, 2009 to November 29, 2009 and (b) $20 million in aggregate principal amount outstanding at any one time thereafter. To evidence this obligation, the Company executed a $25 million Line of Credit Note with Chase (the “Note”). The Note replaces the $30 million Line of Credit Note in which the Company made a $5 million dollar principal reduction payment.

The Amendment requires the Company to make a $5 million principal reduction on the Note on or before November 29, 2009. The remaining outstanding principal balance, plus interest under the Note is due on or before December 31, 2009.

The Note is secured by the capital stock of United Western Bank.

The foregoing is only a summary of the material terms of the Note and Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Note and Amendment, a copy of each of which is attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Line of Credit Note in the amount of $25,000,000.00 by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated September 30, 2009.

10.2	Amendment to Credit Agreement by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   October 5, 2009

UNITED WESTERN BANCORP, INC.

By:    /s/ William D. Snider
Name:   William D. Snider
Title:     Chief Financial Officer

EXHIBIT INDEX

10.1	Line of Credit Note in the amount of $25,000,000.00 by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated September 30, 2009.
10.2	Amendment to Credit Agreement by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated September 30, 2009.